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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 11, 2003
                Date of report (Date of earliest event reported)

                                YOUBET.COM, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  33-13789               95-4627253
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(State of Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)


              5901 De Soto Avenue, Woodland Hills, California 91367
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code         (818) 668-2100
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Item 5.   Other Events.

On August 11, 2003 the registrant issued the attached press release. The tabular presentation of the Statement of Operations for the quarter and six months ended June 30, 2003 indicated that dollar amounts were in millions when, in fact, they were presented in thousands.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements.
         None.

     (b) Proforma Financial Information.
         None.

     (c) Exhibits.

     99     Press Release issued August 11, 2003.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              YOUBET.COM, INC.
Date:    August 11, 2003      By: /s/ CHARLES CHAMPION
                              Name: Charles Champion
                              Title:   CEO and President